SECURITIES AND EXCHANGE COMMISSION

                     Washington, DC  20549


                            FORM 8-K


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)    September 2,1999

                         PENTAIR, INC.

     (Exact Name of Registrant as specified in Its Charter)


          MINNESOTA            001-11625                 41-0907434
(State of Incorporation       (Commission File           (I.R.S. Employer
    or Organization)             Number)                 Identification No.)


          1500 County Road B2 West, St. Paul, Minnesota  55113-3105
              (Address of Principal Executive Offices)(Zip Code)


                                651.636.7920
              (Registrant's Telephone Number, Including Area Code)

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Item 2.        Acquisition and Disposition of Assets

Acquisition of DeVilbiss Air Power Company.

On September 3, 1999, Pentair, Inc. (the "Company") acquired all of the outstanding shares of Falcon
Manufacturing, Inc., the parent company of DeVilbiss
Air Power Company (Falcon Manufacturing, Inc. and
DeVilbiss Air Power Company, together "DeVilbiss").
The acquisition price was approximately $460 million.
The DeVilbiss acquisition will be accounted for using the purchase method of accounting. Sales and operating income before corporate charges and interest expense of DeVilbiss were $389 million and $32 million respectively for the year ended December 31, 1998 and were $269 million and $30 million respectively for DeVilbiss' six months ended June 30, 1999.

DeVilbiss manufactures a broad line of air compressors, portable generators, pressure washers and accessories.
Its products are sold to the retail, commercial, contractor and "do-it-yourself" markets under brand names such as Air America (registered mark), Charge Air
Pro (registered mark), Ex-Cell (registered mark) and
Pro Air II (registered mark).  The acquisition of
DeVilbiss significantly expands the Company's tools segment product line and reinforces the Company's position in the rapidly growing retail channel.

The Company believes the acquisition of DeVilbiss offers it multiple opportunities for revenue growth in its tools segment, including:

 - expanding the Company's tools segment product offerings;

 - leveraging the Company's in-house retail sales force, increase account penetration and the number of accounts served and

 - introducing certain acquired products through into industrial and automotive service markets not currently served by DeVilbiss.

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The Company expects to be able to generate significant
cost savings from this acquisition, including:

 - consolidating physical distribution resulting in significant freight and overhead cost savings, as well as improved customer and delivery services;

 - combining headquarters and administrative functions to reduce costs;

 - using Pentair's purchasing and sourcing capabilities through Delta and Porter-Cable's existing organizations in the Far East to lower product costs; and

 - servicing DeVilbiss products through Porter-
   Cable's existing network to increase service and productivity and reduce costs.

The foregoing description of the DeVilbiss acquisition does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which was filed as Exhibit 2.4 to the Company's Form 8-K filed August 25, 1999, incorporated herein by reference. A copy of the press release, dated August 13, 1999, issued by Pentair, Inc.
regarding the agreement to acquire DeVilbiss was filed as Exhibit 99.4 to the Company's Form 8-K filed August
25, 1999, incorporated herein by reference


Item 5.     Other Matters

Acquisition and Other Financings

New Revolving Credit Facilities

On September 2, 1999, the Company entered into two new revolving credit facilities aggregating $800 million; a new five-year $425 million revolving credit facility
(the "$425 Million Revolver") and a new 364-day $375 million revolving credit facility (the "$375 Million
Revolver") (the $425 Million Revolver and the $375
Million Revolver together, the "New Revolving Credit
Facilities"). The New Revolving Credit Facilities replaced the Company's $390 million revolving credit facilities and were entered into to partially fund the acquisition of DeVilbiss and to support the Company's operating needs. The $425 Million Revolver expires
September 2, 2004 and the $375 Million Revolver expires on August 31, 2000.


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Inclusive of related facilities fees, the New Revolving
Credit Facilities accrue interest at a floating rate equal to LIBOR plus 1.25% through December 1, 1999 and thereafter based upon the rating of the Company's long term senior unsecured debt assigned by Standard &
Poor's Ratings  Group and Moody's Investor Service,
Inc., or if not in effect a leverage ratio. Copies of the $425 Million Revolver and the $375 Million Revolver are included herewith as Exhibits 4.1 and 10.1.

Effects of Recent Financings

The Company's increased debt levels as a result of its recent $400 million bridge loan with Morgan Guaranty
Trust Company of New York and its loan with U.S. Bank
National Association, as agent, (both of which were described in and filed as exhibits to the Company's
Form 8-K filed on August 25, 1999 incorporated herein by reference) and as a result of the borrowings described above may affect certain other five to seven year fixed-rate term loan financing agreements entered into by the Company in the years from 1992 to 1999.
Under the most restrictive of these agreements, the Company will have to maintain its debt to total capital ratio below 65%.

The Morgan bridge loan, the U.S. Bank loan and the New
Revolving Credit Facilities will be sufficient to fund the Company's acquisition of Essef Corporation and of DeVilbiss and for the Company to finance its normal operating needs for the balance of the year, including working capital, capital expenditures, dividends and small acquisitions. The Morgan bridge loan and the U.S. Bank Loan mature on March 30, 2000. The Company currently intends to refinance these loans through the completion of debt and/or equity offerings. If the Company is unable to do so before maturity of these loans, it will be required to seek alternative financing arrangements.


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Item 7.  Financial Statements and Exhibits.

  (a)    Financial Statements of Businesses Acquired

       The financial statements required to be filed for Falcon Manufacturing, Inc. were previously reported in the Company's Form 8-K filed August
       25, 1999 as Exhibit 99.2.

       (b)  Pro Forma Financial Information

       The unaudited pro forma combined condensed financial information of Pentair, Inc. and subsidiaries, reflecting the acquisition of
       Falcon Manufacturing, Inc., the parent of DeVilbiss Air Power Company, required to be filed were previously reported in the Company's
       Form 8-K filed August 25, 1999.

       (c)  Exhibits:

       See the Exhibit Index following the signature page of this Report, which is incorporated herein by reference.

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                         SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunder duly authorized.
                                   PENTAIR, INC.


Date:   September 3, 1999
By:/s/ Roy T. Rueb
Roy T. Rueb, Vice President and Treasurer


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                     PENTAIR, INC.
                   EXHIBIT INDEX TO
                FORM 8-K CURRENT REPORT
          Date of Report:  September 2, 1999


                                           Incorporated
Exhibit                                    Herein by          Filed
Number    Description                      Reference to       Herewith

  2.1     Stock Purchase Agreement         Form 8-K filed
          dated as of August 12, 1999      August 25, 1999
          between Falcon Building
          Products, Inc. and Pentair,
          Inc.  (In accordance with
          SEC rules, certain
          schedules to the Agreement,
          which are listed in the
          list of Schedules to the
          Agreement, are omitted.
          Such schedules will be
          furnished supplementally to
          the SEC upon request.)

  4.1     Long Term Credit Agreement                                x
          dated as of September 2,
          1999, by and among Pentair,
          Inc., Pentair U.K. Ltd.,
          Pentair Canada Inc.,
          EuroPentair GmbH, and Banc
          One Capital Markets, Inc.,
          as Syndication Agent, U.S.
          Bank National Association
          and Morgan Guaranty Trust
          Company Of New York, as Co-
          Documentation Agents, The
          First National Bank of
          Chicago, London Branch, as
          UK Lender, First Chicago
          NBD Bank, Canada, as
          Canadian Lender, Bank of
          America, N.A., as German
          Lender, U.S. Bank National
          Association, as Swing Line
          Lender, and Bank of
          America, N.A., as
          Administrative Agent and
          Issuing Bank, Banc of
          America Securities, LLC and
          Bank One Capital Markets,
          Inc., as Co-Lead Arrangers
          and Co-Book Managers.

 10.1     364 Day Credit Agreement,                                 x
          dated as of September 2,
          1999, by and among Pentair,
          Inc., Pentair U.K. Ltd.,
          Pentair Canada Inc.,
          EuroPentair GmbH, and Banc
          One Capital Markets, Inc.,
          as Syndication Agent, U.S.
          Bank National Association
          and Morgan Guaranty Trust
          Company Of New York, as Co-
          Documentation Agents, The
          First National Bank of
          Chicago, London Branch, as
          UK Lender, First Chicago
          NBD Bank, Canada, as
          Canadian Lender, Bank of
          America, N.A., as German
          Lender, U.S. Bank National
          Association, as Swing Line
          Lender, and Bank of
          America, N.A., as
          Administrative Agent and
          Issuing Bank, Banc of
          America Securities, LLC and
          Bank One Capital Markets,
          Inc., as Co-Lead Arrangers
          and Co-Book Managers.

 99.1     Press Release dated August       Form 8-K filed
          13, 1999                         August 25, 1999

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